                                                                     EXHIBIT 4.1

     COMMON STOCK                                                                          COMMON STOCK

     ------------                                                                          ------------
        NUMBER                                                                                SHARES
                                 [SPECIALTY EQUIPMENT COMPANIES, INC. LOGO]

     ------------                                                                          ------------

    INCORPORATED UNDER THE LAWS OF                                             SEE REVERSE FOR CERTAIN DEFINITIONS
         THE STATE OF DELAWARE
                                                                                        CUSIP 847497 20 3
  THIS CERTIFICATE IS TRANSFERABLE IN
CHICAGO, ILLINOIS OR NEW YORK, NEW YORK

                                         SPECIALTY EQUIPMENT COMPANIES, INC.

     ---------------------------------------------------------------------------------------------------------------

     This Certifies that




     is the owner of


     ---------------------------------------------------------------------------------------------------------------
                   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF
                                         SPECIALTY EQUIPMENT COMPANIES, INC.

                           [CERTIFICATE OF STOCK - (OVERPRINTING DESCRIPTIVE LANGUAGE)]

     transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile       Signatures of its duly authorized officers.

          Dated:

                /s/ Donald K. McKay         [SPECIALTY EQUIPMENT COMPANIES, INC. SEAL]         /s/ D. B. Greenwood

                           SECRETARY                                                           CHAIRMAN OF THE BOARD

                        COUNTERSIGNED AND REGISTERED:
                                     LASALLE NATIONAL BANK
                                       (Chicago, Illinois)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                        BY
                                                            AUTHORIZED SIGNATURE

                      SPECIALTY EQUIPMENT COMPANIES, INC.
--------------------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   - as tenants in common              UNIF GIFT MIN ACT --          Custodian
    TEN ENT   - as tenants by the entireties                           ---------          ---------
    JT TEN    - as joint tenants with right of                           (Cust)            (Minor)
                survivorship and not as tenants                        under Uniform Gifts to Minors
                in common
                                                                       Act
                                                                           ------------------------
                                                                                    (State)
                Additional abbreviations may also be used though not in the above list.

     Specialty Equipment Companies, Inc. will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Transfer Agent.

     For value received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


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                                                                          Shares
--------------------------------------------------------------------------

of Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
      -------------------------------------


                             /s/
                             ---------------------------------------------------

                             /s/
                             ---------------------------------------------------

                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                             WHATEVER.





SIGNATURE(S) GUARANTEED:
                              --------------------------------------------------

                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION. (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.